 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): October 7, 2019

Fusion Connect, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32421	58-2342021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Interstate North Parkway, Suite 300, Atlanta, Georgia 30339
(Address of Principal Executive Offices, including Zip Code)

(212) 201-2400
(Registrant’s Telephone Number, Including Area Code)

 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Title of each classTrading Symbol(s)Name of each exchange on which registered

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

As previously reported, on June 3, 2019 Fusion Connect, Inc. (“Fusion”) and its U.S. subsidiaries (collectively, the “Debtors” and together with Fusion’s non-debtor Canadian subsidiaries, collectively, the “Company” or “Companies”) filed voluntary petitions (and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”). The Chapter 11 Cases are being jointly administered under the caption In re Fusion Connect, Inc. (Case No. 19-11811). The Debtors are operating their businesses as “debtors in possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code.

In connection with the Chapter 11 Cases, on October 7, 2019, the Debtors filed with the Court the Second Amended Joint Chapter 11 Plan of Fusion Connect, Inc. and Its Subsidiary Debtors (the “Second Amended Plan”) and the associated Second Amended Disclosure Statement (the “Second Amended Disclosure Statement”). The Second Amended Plan and the Second Amended Disclosure Statement amend the Debtors' previous plan and disclosure statement on file (which were previously described in and filed as exhibits to Fusion’s Form 8-K filed on September 6, 2019). Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings ascribed to them in the Second Amended Plan or Second Amended Disclosure Statement, as applicable.

Item 1.01 Entry into a Material Definitive Agreement

As previously announced on October 7, 2019, Kevin Brand was appointed as President, Chief Operating Officer and interim Chief Executive Officer of the Company. In connection with Mr. Brand’s appointment, on October 10, 2019 Mr. Brand and Fusion entered into an employment agreement, dated as of October 8, 2019 (the “Brand Employment Agreement”), pursuant to which Mr. Brand shall be paid an annual base salary of $550,000 so long as he serves as President, Chief Operating Officer and interim Chief Executive Officer and an annual salary of $450,000 as President and Chief Operating Officer. The initial term of the Brand Employment Agreement expires on December 31, 2022 and the agreement automatically renews for additional one-year terms, unless terminated earlier by either party. The Brand Employment Agreement is subject to Court approval.

The foregoing description of the Brand Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such agreement, a copy of each of which is filed as Exhibit 10.1 hereto.

Item 7.01.
Regulation FD Disclosure.

The Second Amended Plan and the Second Amended Disclosure Statement were amended to incorporate, among other things, the global settlement among the Debtors, the Consenting First Lien Lenders and the Consenting Second Lien Lenders and the Rosen Consulting Agreement. The Second Amended Disclosure Statement was approved by the Court on October 7, 2019. The Debtors will solicit acceptances of the Second Amended Plan by those Classes of creditors eligible to vote thereon (the “Voting Classes”), as described in the Second Amended Disclosure Statement.

The Debtors intend to proceed expeditiously to commence the mailing of ballots and other solicitation materials (the “Solicitation Materials”) and soliciting acceptances of the Second Amended Plan. The Debtors have requested that the Court schedule a hearing to approve the Second Amended Plan on November 14, 2019. There can also be no assurance that the Voting Classes will approve the Second Amended Plan or that the Court will confirm the Second Amended Plan. The Debtors intend to emerge from chapter 11 protection if and when the Second Amended Plan receives the requisite acceptances as required by the Bankruptcy Code, the Court enters an order confirming the Second Amended Plan and the conditions to effectiveness of the Second Amended Plan, as stated therein, are satisfied or waived in accordance with the terms of the Second Amended Plan.

The Second Amended Plan and the Second Amended Disclosure Statement, as well as Court filings and other information related to the Chapter 11 Cases, are available at a website administered by the Debtors’ claims agent, Prime Clerk, at http://cases.primeclerk.com/Fusion. The Solicitation Materials will also be available at http://cases.primeclerk.com/Fusion. This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for acceptances of the Second Amended Plan.

The foregoing descriptions of the Second Amended Plan and the Second Amended Disclosure Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Second Amended Plan and the Second Amended Disclosure Statement, which are filed as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by Fusion under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statements Regarding Trading in Fusion’s Securities

Fusion cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for Fusion’s securities may bear little or no relationship to the actual recovery, if any, by holders of Fusion’s securities in the Chapter 11 Cases. The Second Amended Plan contemplates that, on the Effective Date, all of the Parent Equity Interests will be extinguished and shall be of no further force and effect, whether surrendered for cancellation or otherwise, and holders of Parent Equity Interests will not receive any recovery on account of those Interests.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors and the Company’s actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to: the failure to obtain Court approval of the Brand Employment Agreement, or if such agreements are approved by the Court, to consummate the transactions contemplated thereby, the terms of the potential transactions contemplated by the RSA, the Second Amended Plan and the Second Amended Disclosure Statement. the Chapter 11 Cases and Court proceedings. the anticipated mailing date of the Solicitation Materials; management’s strategy, plans, opportunities, objectives, expectations, or intentions. and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to the outcome of any potential transactions or strategic initiatives the Company considers. Risks and uncertainties relating to the proposed restructuring include: ability of the Company to comply with the terms of the RSA and the DIP Credit Agreement, including completing various stages of the restructuring within the dates specified in the RSA and DIP Credit Agreement, as amended. ability of the Company to obtain and maintain requisite support for the Amended Plan from the required Voting Classes. ability of the Second Amended Plan to satisfy all requirements necessary for confirmation by the Court. ability of the Company to successfully execute the transactions contemplated by the RSA, the Second Amended Plan and/or the Second Amended Disclosure Statement without substantial disruption to its business. high costs of bankruptcy proceedings and related fees, including the risk that the restructuring will take longer than anticipated. actions and decisions of the Company’s creditors and other third parties who have interests in the Chapter 11 Cases that may be inconsistent with the Company’s operational and strategic plans. ability of the Company to continue as a going concern. and the effects of disruption from the proposed restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business. Important assumptions and other important factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail in the risk factors set forth in Exhibit 99.3 to Fusion’s Current Report on Form 8-K filed on July 2, 2019 with the Securities and Exchange Commission (the “SEC”) and other filings with the SEC.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement, dated as of October 8, 2019, between Fusion Connect, Inc. and Kevin Brand
99.1	Second Amended Joint Chapter 11 Plan of Fusion Connect, Inc. and Its Subsidiary Debtors, dated October 7, 2019
99.2	Second Amended Disclosure Statement for Amended Joint Chapter 11 Plan of Fusion Connect, Inc. and Its Subsidiary Debtors, dated October 7, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Connect, Inc.

Date: October 11, 2019	By:	/s/ James P. Prenetta, Jr.
Name: James P. Prenetta, Jr.
Title: Executive Vice President and General Counsel